UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                 MARCH 3, 1998
-------------------------------------------------------------------------------




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                    1-3551                 25-0464690
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)




420 BOULEVARD OF THE ALLIES, PITTSBURGH, PENNSYLVANIA           15219
      (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code   (412) 261-3000
                                                   -------------------



                                      NONE
         (Former name or former address, if changed since last report)

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     (c) A press release announcing earnings for the fourth quarter and year ended December 31, 1997 is filed as Exhibit 99 to this report.




                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       EQUITABLE RESOURCES, INC.
                                             (Registrant)


                            By         /s/ Jeffrey C. Swoveland
                                           Jeffrey C. Swoveland
                                 Vice President - Finance and Treasurer
                                   and Interim Chief Financial Officer




 March 3, 1998

                                  EXHIBIT INDEX



Exhibit No.             Department Description               Sequential Page No.

   99         Press release announcing earnings for the               4
              fourth quarter and year ended
              December 31, 1997